Exhibit 99.32

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-A

KEY PERFORMANCE FACTORS
October 31, 1998



Expected B Maturity 3/17/2003


Blended Coupon 5.5627%


Excess Protection Level
3 Month Average   5.61%
October, 1998   6.05%
September, 1998   4.42%
August, 1998   6.36%


Cash Yield18.93%


Investor Charge Offs 4.98%


Base Rate 7.90%


Over 35 Day Delinquency 5.16%


Seller's Interest 8.67%


Total Payment Rate14.28%


Total Principal Balance$39,561,435,127.71


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$3,431,640,609.22